CERTIFICATION


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Kathryn S. Head, President and Principal Executive Officer of First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., First Investors Series Fund and First Investors Fund For Income, Inc. (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant's periodic report on Form N-CSR of the First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., First Investors Series Fund, and First Investors Fund For Income, Inc. for the six months ended March 31, 2005, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: June 8, 2005

/S/ KATHRYN S. HEAD
Kathryn S. Head
President and Principal Executive Officer,
First Investors Cash Management Fund, Inc.,
First Investors Government Fund, Inc.,
First Investors Series Fund, and
First Investors Fund For Income, Inc.





A signed original of this written statement required by Section 906 has been provided to First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., First Investors Series Fund and First Investors Fund For Income, Inc. and will be retained by First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., First Investors Series Fund and First Investors Fund For Income, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph I. Benedek, Treasurer and Principal Financial Officer of First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., First Investors Series Fund and First Investors Fund For Income, Inc. (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant's periodic report on Form N-CSR of the First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., First Investors Series Fund and First Investors Fund For Income, Inc. for the six months ended March 31, 2005, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: June 8, 2005

/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer,
First Investors Cash Management Fund, Inc.,
First Investors Government Fund, Inc.,
First Investors Series Fund, and
First Investors Fund For Income, Inc.




A signed original of this written statement required by Section 906 has been provided to First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., First Investors Series Fund and First Investors Fund For Income, Inc. and will be retained by First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., First Investors Series Fund and First Investors Fund For Income, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.